UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22958

Duff & Phelps Select Energy MLP Fund Inc.

(Exact name of registrant as specified in charter)

100 Pearl Street, 9th Floor

Hartford, CT 06103

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Virtus Investment Partners, Inc.

100 Pearl Street

Hartford, CT 06103

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7598

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Duff & Phelps Select Energy MLP Fund Inc.

Not FDIC Insured No Bank Guarantee May Lose Value	November 30, 2014

MESSAGE TO SHAREHOLDERS

Dear Duff & Phelps Select Energy MLP Fund Inc. Shareholder:

I am pleased to present the first annual report for the Duff & Phelps Select Energy MLP Fund (NYSE: DSE), which covers the period from the fund’s inception on June 25, 2014 through November 30, 2014.

The report includes commentary from the portfolio management team at Duff & Phelps Investment Management that discusses the Fund’s performance in the context of the broader markets during an unusually volatile period for the energy sector. From June 30, 2014, the date of full funding, to November 30, 2014, the Fund’s net asset value (NAV) decreased 7.4 percent, including $0.315 in reinvested distributions. During the same period, the average NAV of funds in the Lipper Energy

MLP Closed End Fund category declined 6.4 percent, including reinvested dividends.

The Fund, which seeks to utilize a combination of current tax-deferred distributions and capital appreciation to provide shareholders with a high level of total return, paid quarterly distributions of $0.315 in September, which represents an annualized cash distribution rate of 8.0 percent based on the Fund’s closing share price of $15.80 on November 30, 2014 or 7.3 percent based on the Fund’s NAV of $17.35 on that date.

The Duff & Phelps portfolio management team maintains a positive long-term outlook for MLPs as an attractive source of tax-advantaged distributions despite the recent volatility in the energy sector. In the team’s view, the U.S. energy renaissance is alive and well and will continue to offer opportunities for patient investors in the years to come.

On behalf of the investment professionals at Duff & Phelps Investment Management, we thank you for entrusting your assets to us. Should you have any questions about the Fund, our customer service team is ready to assist you at 1-866-270-7598 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Director

Duff & Phelps Select Energy MLP Fund Inc.

January 2015

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

NOVEMBER 30, 2014

About the Fund:

The Duff & Phelps Select Energy MLP Fund Inc. (NYSE: DSE) (the “Fund”) will invest at least 80% of its Managed Assets in energy master limited partnerships (“MLPs”). The Fund’s “Managed Assets” are equal to its net assets plus any borrowings made for the purpose of leverage. The Fund may invest up to 20% of its Managed Assets in securities of issuers either: (i) in the energy sector and that are not MLPs or (ii) that produce products that are primarily for the use of companies in the energy sector (such as sand miners, certain chemical companies, and coking coal processors). The Fund’s investment objective is high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There is no guarantee that the Fund will achieve its objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of November 30, 2014, the Fund’s leverage consisted of $193.5 million of debt, which represented approximately 30% of the Fund’s total assets.

Portfolio Review – Duff & Phelps Investment Management Co. (“DPIM”)

The Duff & Phelps Select Energy MLP Fund Inc. (“DSE”) is subadvised by Duff & Phelps Investment Management Co., and managed by a team of two dedicated MLP investment professionals with average industry experience of more than 18 years: David D. Grumhaus, Jr., Senior Portfolio Manager, and Charles Georgas, CFA, Portfolio Manager. The following commentary from the investment team addresses the Fund’s performance from inception on June 25, 2014 through the fiscal year ending November 30, 2014.

How did the equity markets and MLP sector perform since DSE was launched on June 25, 2014?

While equity markets have performed well since DSE was launched on June 25,

2014, it has been a more difficult period for the MLP sector. MLPs had a very strong first half of 2014 with the Alerian MLP Index (the “Index”) producing a total return of 16.3% versus a 7.1% total return for the S&P 500® Index. The Index rallied even further in August and closed at an all-time high of 540 following the announcement by Kinder Morgan, Inc. that it would buy in its two master limited partnership subsidiaries, Kinder Morgan Energy Partners and El Paso Pipeline Partners. Nevertheless, the sector pulled back significantly in September, October, and November. The Index finished November at 487, up 11.0% on a total-return basis for the year versus a 14% total return for the S&P 500 over the same time frame. The Index continued to trade down in December, closing at 459 on December 31.

The primary driver of the MLP sector’s decline has been the drop in oil prices. The price of West Texas Intermediate crude (“WTI”), the primary U.S. benchmark for the price of oil, peaked at $107 on June 20, and then closed at $66 on the last day of November, a 38% drop for a commodity that had consistently traded between $80 and $115 for the past four years. Oil’s fall can be traced to a number of factors: burgeoning North American supply, weak global demand, a strengthening dollar, and finally, unwillingness by Saudi Arabia and OPEC to cut production in order to maintain market equilibrium. Oil prices began to weaken during the summer as the U.S. dollar strengthened and evidence emerged of weak second quarter global oil demand; this was punctuated by renewed concerns that Chinese and European economic growth was slowing. At the same time, Libyan oil production finally came back on line which affected the supply side of the picture. As a result, analysts began to focus on an estimated 1.5 million barrels per day (“mmbd”) of oversupply in 2015 and 2016. In the context of a 93 mmbd market, most analysts felt OPEC would make the economic decision to cut 3% to 5% of their 30 mmbd of production to balance out the market and

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2014

once again push the market back towards OPEC’s professed $100 oil target. Nevertheless, this time OPEC leaders (Saudi Arabia, and to a lesser extent, Kuwait and UAE) had other plans. Tired of growing production from North American shale and Russia and non-compliance from weaker OPEC countries, OPEC declined to intervene, instead deciding to let market forces set the price of oil. The result has been a new paradigm for oil and a plummeting oil price.

The falling oil price has left MLP investors struggling to understand the exact economic effect it will have on companies within the sector. Historically, the correlation between MLPs and oil has been relatively low at roughly 0.4. This correlation, however, has jumped significantly since June. We believe that MLPs have also been hurt by year-end tax-loss selling and portfolio repositioning. As frequent issuers, MLPs have many investors who are new owners. With the rapid sell-down, companies that issued stock in the last few months have been particularly weak performers.

What affected the Fund’s performance since its launch?

For the period ended November 30, 2014, the Fund’s NAV return was down 7.6%. The sharp sell-down in the sector has obviously had a negative effect on the Fund’s performance and was amplified by the Fund’s leverage.

On the positive side, stock selection among large caps was strong. Both Kinder Morgan Energy Partners and El Paso Pipeline Partners were top five holdings when Kinder Morgan announced on August 11 that it would acquire the two companies at roughly 15% premiums. Additionally, two other significant large-cap holdings, Energy Transfer Partners and Enbridge Energy Partners, performed well, benefiting from expected stronger growth and investors seeking more yield. Another big contributor to the portfolio was TC Pipelines, which was up 44% for the five months on expectations of higher growth resulting from expected asset dropdowns from its parent.

Companies with exposure to gathering and processing have not fared as well. Many gathering and processing names have at least some direct commodity exposure due to the way their contracts are structured. Additionally, most gathering and processing names have some exposure to volumes, especially if capital expenditures are cut quickly. A few of the portfolio’s biggest detractors were Targa Resource Partners, ONEOK Partners, and DCP Midstream Partners, which all have significant gathering and processing exposure. Targa announced it was purchasing Atlas Pipelines Partners (another fund holding) in early October. While we believe the merits of the transaction are sound, Atlas brought with it higher commodity exposure. Both ONEOK and DCP have been pressured by their commodity exposure as well. ONEOK has also been hurt by its position in the Bakken Shale. While the Bakken is one of the most prolific new U.S. basins, the Bakken is also viewed as being higher cost, given in part the higher transportation costs required to transport the oil.

The Fund’s weakest performance has come from upstream MLPs. While the Fund had a relatively small initial allocation to this sector (8% of gross assets), most of the names traded down roughly 40%. Upstream names are the subsector most exposed to oil prices. Even though all of the companies we hold have a majority of their oil production hedged for 2015, they have still been under relentless pressure on fears that these companies may be forced to cut their distributions.

Marine and shipping names have also traded poorly. Seadrill Partners and Transocean Partners were sold down on fears that the offshore rig market will not recover by 2017, when these two companies will need to begin to recontract rigs. Until that

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2014

time, both should have enough cash flow to cover their distributions. The liquefied natural gas (“LNG”) shipping names (Teekay LNG and Gaslog Partners) within marine are even more difficult to figure out. Both of these names have a portfolio of ships that are fully contracted until much later in the decade, and the overall LNG shipping market continues to look like it will experience a significant shortage of ships by the time these ships need to be recontracted in 2018 and beyond.

What is your outlook for the MLP sector of the market?

With oil and the MLP sector continuing to sell down through December (WTI crude and the Index closed year-end at $53 and 459, respectively), our instincts are even stronger that both oil, and, especially the sector, are very oversold. First and foremost, our goal is to be patient. We believe long-term investors, which we consider ourselves, will be handsomely rewarded by riding out this storm. We believe the year-end tax selling has been significant, and we believe there has been a shortage of buyers willing to step in so late in the calendar year.

In terms of oil, one would be foolish after such a dramatic sell-down to have real conviction about where oil is headed. There are many oil analysts who have dedicated their careers to studying oil, and right now, there is very little consensus. At this point, all we can do is look at the facts and history. First, when the market experiences episodes like this, it tends to go farther and last longer than most people expect.

Fundamentally, we think it is hard, barring a global recession, to justify oil falling much further. Nevertheless, oil could easily fall into the $30s just on momentum and the reversal of long-term oil bulls. We do believe, however, that it will be difficult for oil to stay this low for a long period of time. First, this is very a different situation than what happened in 1986, 1998, and 2008 when oil fell 67%, 60%, and 76%, respectively. In these past periods, the world was either experiencing large global economic problems and/or there existed large amounts of surplus oil. It is important to remember that today most analysts’ thinking is that we are only 2% to 3% oversupplied with only perhaps 5% of surplus oil available.

Second, oil nations today have become much more reliant on oil to fund their governments. Many countries, including most OPEC countries, Russia, and even Saudi Arabia, need at least $100 oil to balance their budgets. Countries like Russia, Venezuela, and Nigeria are finding themselves under enormous pressure and will likely try and push OPEC to deal with the oversupply issue.

Third, the risk premium that has been so prevalent in oil over the past five years has come out of the price. Post the Arab Spring and with the emergence of ISIS and an aggressive Russian President Putin, oil production delays could quickly emerge in any number of countries; one needs to look no further than nationalism in Russia, upcoming elections (February) in Nigeria, a dual-government in Libya, or social spending cuts in Venezuela as possible trigger points.

Finally, it has to be noted that lower oil today will likely mean higher oil prices in the future. Most analysts believed before oil fell that the market would be balanced by 2018 and 2019 due to continued Chinese and emerging market demand growth. Post oil’s fall, we are in a situation where capital expenditures are being cut and big projects are not getting funded; hence, some of the production growth that was needed to balance the market down the road may not be there. Additionally, lower oil prices may spur additional demand growth, both from higher consumer purchases as well as from efficiencies no longer being developed. Ultimately, short-term oil prices could stay low, but our view is that it is tough to see why oil will not go back to $70 to $90 a few years out.

Moreover, even without a bounce in oil prices, we remain constructive on MLPs. We

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2014

believe that the recent price action in MLPs is an example of the “throwing the baby out with the bathwater” phenomenon. Most MLPs have, at worst, only indirect exposure to oil prices. Midstream MLPs generally have long-term, fee-based, take-or-pay contracts. Many move natural gas as well as oil. Those that do have direct oil price exposure (mainly the upstream MLPs and some gathering and processing names) are generally well-hedged for 2015. Even with the oil price drop and likely capital expenditure cuts that will follow, U.S. oil production is still likely to grow in 2015, as recently drilled wells begin to flow. Instead, the capital expenditure cuts are more likely to have a lag effect and impact volumes in 2016 and 2017. At this point, MLPs earnings are unlikely to drop, but distribution growth is likely to moderate. It is fears about where the price of oil will stop and this slowing growth rate that is likely putting the sector under pressure.

In 2009, even in the midst of a massive global recession and oil prices that fell to $35, MLPs in the Index still grew their distributions by over 3%. MLP yields have risen and are now at 6.1% (as of December 31). The spread compared to the 10-year U.S. Treasury has widened to almost 400 basis points (bps), which is roughly 60 bps higher than the average spread over the past 10 years. To us, this looks like a good time to be investing. The drop in oil has caused a reassessment of MLP growth rates in 2016 and 2017, and this revaluation is creating mispricings and opportunities. The U.S. energy renaissance is not going away. Shale oil can be produced at even $40 a barrel, and infrastructure still needs to be built to move oil to both the Gulf Coast and population centers. Natural gas also remains a key piece of the MLP equation. The build-out of liquefied natural gas plants in the United States remains on track. Ultimately, oil prices have perhaps slowed MLPs, but we think the sell-off has been exaggerated.

With the continued goal of delivering a strong distribution rate, distributions that are generated from return of capital, and growth, we have not made significant changes to the portfolio. We continue to favor midstream names, which make up approximately 82% of the overall portfolio. We believe some of our key large-cap holdings like Energy Transfer Partners and Enbridge Energy Partners will continue to deliver a combination of attractive distributions and solid growth. We are also sticking with some of our key names with gathering and processing exposure, including MarkWest Energy Partners, ONEOK Partners, and Targa Resources Partners. While all of these do have some level of commodity exposure (ranging from 10% to 30%), the common denominator among them is that they have terrific assets. We also think all three are excellent take-out candidates.

Merger and acquisition (M&A) activity has been a big theme in the MLP sector; four of our holdings (Williams Partners, El Paso Pipeline Partners, Kinder Morgan Energy Partners, and Atlas Pipeline Partners) announced either take-outs or mergers during the past six months, and we expect to see even more M&A once oil stabilizes. We remain favorably disposed to the marine/shipping space. With distribution rates now ranging from 6% to 14% and assets that are fully contracted for at least the next three years, we think these names offer very good risk/reward. We also expect further asset dropdowns from general partners which should allow these companies to either increase distributions or build their coverage ratios.

We are disappointed with the performance of DSE during its first five months. We certainly did not expect that our launch would prove to be at the peak in WTI crude and the start of a 50% drop in oil prices. Nevertheless, we believe we have built a strong portfolio that should offer attractive returns over the next year as oil prices and the sector rebound.

There can be no assurance that the fund will achieve its investment objectives.

An investment in the shares of the Fund is subject to the risk of loss of principal; shares may decrease in value.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2014

Shares of closed-end funds often trade at a discount to their NAV, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below NAV.

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy.

Securities in the Fund may go up or down in response to the prospects of individual companies and general economic conditions. Price changes may be short or long term.

When the Fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Investments in Master Limited Partnerships may be impacted by tax law changes, regulation, or factors affecting underlying assets. The Fund has elected to be treated as a “C” corporation, for United States federal and state income tax purposes. Accordingly, the Fund may pay federal and applicable state corporate taxes if it has taxable income and it will provide for deferred taxes which may reduce net asset value.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOVEMBER 30, 2014

(Unaudited)

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments as of November 30, 2014.

Asset Allocation

Energy	92%
Utilities	3
Materials	2
Other (includes short-term investments)	3

Total	100%

Country Weightings

United States (includes short-term investments)	93%
Marshall Islands	7

Total	100%

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOVEMBER 30, 2014

(Unaudited)

KEY INVESTMENT TERMS

Alerian MLP Index

The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis. The index is unmanaged, its returns do not reflect any fees, tax assets or liabilities, expenses or sales charges, and it is not available for direct investment.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Lipper Energy MLP Closed-End Fund Average

The Lipper Energy MLP Closed-End Fund Average is the average performance at market of all funds within the Lipper fund classification of Energy MLP closed-end funds, which invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage, and processing of minerals and natural resources. Returns include the reinvestment of all distributions, including returns of capital, if any, calculated among the funds. Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments.

Master Limited Partnerships (MLPs)

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in the Internal Revenue Code in order to be treated as partnerships for United States federal income tax purposes.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2014

($ reported in thousands)

	SHARES/ UNITS	VALUE

COMMON STOCKS—9.2%
Diversified—9.2%
Kinder Morgan, Inc.	994,395	$41,118
TOTAL COMMON STOCKS (Identified Cost $41,302)		41,118
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES—129.5%
Diversified—18.9%
Enterprise Products Partners LP	448,000	16,728
ONEOK Partners LP	349,291	15,397
Williams Partners LP	1,014,070	52,468

		84,593

Downstream/Other—5.7%
Northern Tier Energy LP	600,476	14,339
SunCoke Energy Partners LP	198,785	5,401
Westlake Chemical Partners LP	209,040	5,914

		25,654

Gathering/Processing—39.9%
Antero Midstream Partners LP(2)	150,000	4,153
Atlas Pipeline Partners LP	860,658	28,264
Crestwood Midstream Partners LP	1,140,574	22,903
DCP Midstream Partners LP	416,000	19,931
EnLink Midstream Partners LP	886,399	24,722
MarkWest Energy Partners LP	606,500	43,098
Regency Energy Partners LP	450,000	12,820
Targa Resources Partners LP	232,573	12,752
Western Gas Partners LP	144,000	10,214

		178,857

Marine/Shipping—10.7%
Gaslog Partners LP	336,830	8,606
Knot Offshore Partners LP	281,000	6,216

	SHARES/ UNITS	VALUE

Marine/Shipping (continued)
Seadrill Partners LLC	805,584	$13,630
Teekay LNG Partners LP	415,408	14,963
Transocean Partners LLC	305,056	4,783

		48,198

Natural Gas Pipelines—18.1%
Energy Transfer Equity LP	108,724	6,457
Energy Transfer Partners LP	916,857	59,752
TC Pipelines LP	206,973	14,900

		81,109

Petroleum Transportation & Storage—23.7%
Enbridge Energy Partners LP	1,015,000	38,063
Nustar Energy LP	430,000	24,080
Plains All American Pipeline LP	423,000	21,763
Shell Midstream Partners LP(2)	84,375	3,081
Sunoco Logistics Partners LP	235,000	11,313
Tesoro Logistics LP	143,922	8,243

		106,543

Retail Propane—4.0%
AmeriGas Partners LP	385,000	17,783

Upstream—8.5%
Breitburn Energy Partners LP	602,075	7,953
Legacy Reserves LP	341,600	6,091
Linn Energy LLC	489,000	8,924
Memorial Production Partners LP	550,000	7,568
Vanguard Natural Resources LLC	335,000	7,779

		38,315
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES
(Identified Cost $630,167)		581,052
TOTAL LONG TERM INVESTMENTS—138.7%
(Identified Cost $671,469)		622,170

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2014

($ reported in thousands)

	SHARES/ UNITS	VALUE

SHORT-TERM INVESTMENTS—4.7%
Money Market Mutual Fund—4.7%
BlackRock Liquidity Funds TempFund Portfolio – Institutional Shares (seven-day effective yield 0.070%)	21,199,101	$21,199
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $21,199)		21,199
TOTAL INVESTMENTS—143.4% (Identified Cost $692,668)		643,369	(1)(3)
Other assets and liabilities, net—(43.4)%		(194,734)

NET ASSETS—100.0%		$448,635

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at November 30, 2014, see Note 5 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of the portfolio is segregated as collateral for borrowings.

The following table provides a summary of inputs used to value the Fund’s investments as of November 30, 2014 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at November 30, 2014	Level 1 – Quoted Prices
Equity Securities:
Common Stocks	$41,118	$41,118
Master Limited Partnerships	581,052	581,052
Short-Term Investments	21,199	21,199

Total Investments	$643,369	$643,369

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between levels for the period.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2014

($ reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $692,668)	$643,369
Receivables
Investment securities sold	1,976
Dividends	71
Deferred tax asset, net	5,597
Prepaid director retainer	8
Prepaid expenses	27

Total assets	651,048

Liabilities
Payables
Borrowings (Note 8)	193,500
Investment securities purchased	2,444
Investment advisory fees	547
Administration and accounting fees	121
Professional fees	130
Directors’ fees and expenses	25
Printing fees and expenses	24
Interest payable on line of credit	15
Transfer agent fees and expenses	2
Other accrued expenses	8
Deferred tax liability	5,597

Total liabilities	202,413

Net Assets	$448,635

Net Assets Consist of:
Common stock ($0.001 par value 100,000,000 shares authorized)	$26
Capital paid in on shares of beneficial interest	484,631
Accumulated undistributed net investment income (loss), net of taxes	(2,326)
Accumulated undistributed net realized gain (loss), net of taxes	9,875
Net unrealized appreciation (depreciation), net of taxes	(43,571)

Net Assets	$448,635

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 25,855,236	$17.35

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENT OF OPERATIONS

FROM INCEPTION JUNE 25, 2014 TO NOVEMBER 30, 2014

($ reported in thousands)

Investment Income
Dividends and distributions from master limited partnerships	$19,528
Less return of capital distributions (Note 2C)	(17,789)

Total investment income	1,739

Expenses
Investment advisory fees	2,659
Administration and accounting fees	395
Professional fees	243
Directors’ fees and expenses	90
Printing fees and expenses	36
Registration fees	12
Custodian fees	5
Transfer agent fees and expenses	5
Miscellaneous	26

Total expenses before interest expense	3,471
Interest expense	594

Total expenses after interest expense	4,065

Net investment income (loss) before income taxes	(2,326)
Current tax benefit (expense)	—

Net investment income (loss)	(2,326)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments before income taxes	15,603
Deferred tax benefit (expense)	(5,728)

Net realized gain (loss)	9,875

Net change in unrealized appreciation (depreciation) on investments before income taxes	(49,299)
Deferred tax benefit (expense)	5,728

Net change in unrealized appreciation (depreciation)	(43,571)

Net realized and unrealized gain (loss) on investments after income taxes	(33,696)

Net increase (decrease) in net assets resulting from operations	$(36,022)

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

($ reported in thousands)

From Inception June 25, 2014 to November 30, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(2,326)
Net realized gain (loss)	9,875
Net change in unrealized appreciation (depreciation)	(43,571)

Increase (decrease) in net assets resulting from operations	(36,022)

From Distributions to Shareholders
Return of capital	(8,144)

Decrease in net assets from distributions to shareholders	(8,144)

From Share Transactions
Proceeds from initial public offering of 25,855,236 shares	493,835
Offering costs	(1,034)

Increase (decrease) in net assets from share transactions	492,801

Net increase (decrease) in net assets	448,635

Net Assets
Beginning of period	—

End of period	$448,635

Accumulated undistributed net investment income (loss) net of taxes at end of period	$(2,326)

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENT OF CASH FLOWS

FROM INCEPTION JUNE 25, 2014 TO NOVEMBER 30, 2014

Increase (decrease) in cash
Cash Flows Provided by (Used) for Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(36,022)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used) by operating activities:
Proceeds from sales of long-term investments	118,982
(Increase) Decrease in securities sold receivable	(1,976)
Purchase of long-term investments	(792,637)
Increase (Decrease) in purchase payables .	2,444
Net (purchases) or sales of short-term securities	(21,199)
Net change in unrealized (appreciation)/depreciation	49,299
Net realized gains/(loss) from sales of long-term investments	(15,603)
Return of capital distributions on investments	17,789
(Increase) Decrease in deferred tax asset, net	(5,597)
(Increase) Decrease in dividends receivable	(71)
(Increase) Decrease in other prepaid expenses	(27)
(Increase) Decrease in prepaid directors’ retainer	(8)
Increase (Decrease) in line of credit interest payable	15
Increase (Decrease) in investment advisory fees payable	547
Increase (Decrease) in administration fees payable	55
Increase (Decrease) in directors’ fees payable	25
Increase (Decrease) in other accrued expenses payable	230
Increase (Decrease) in deferred tax liability	5,597

Cash provided by (used) for operating activities	(678,157)

Cash provided by (used) for financing activities:
Cash receipts from borrowings	210,000
Cash repayment of borrowings	(16,500)
Proceeds from initial public offering	493,835
Offering costs	(1,034)
Cash dividends paid to shareholders	(8,144)

Cash provided by (used) for financing activities:	678,157

Net increase (decrease) in cash	—

Cash:
Cash and foreign currency at beginning of period	—

Cash and foreign currency at end of period	$—

Supplemental cash flow information:
Cash paid during the period for interest	$579

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

FINANCIAL HIGHLIGHTS

FROM INCEPTION JUNE 25, 2014 TO NOVEMBER 30, 2014

PER SHARE OPERATING DATA:
Net asset value, beginning of period	$19.10	(1)(2)

Income from investment operations:
Net investment income/(loss)(3)	(0.09)
Net realized and unrealized gain/(loss)	(1.30)

Total from investment operations	(1.39)

Dividends and/or Distributions to Shareholders:
Distributions from return of capital	(0.32)

Total dividends and distributions to shareholders	(0.32)

Offering costs charged to paid in capital	(0.04)

Net asset value, end of period	$17.35

Market price, end of period(4)	$15.80

Total return, net asset value(5)	(7.64	)%(9)
Total return, market value(6)	(19.72	)%(9)
Net assets, end of period (000’s)	$448,635

RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(7)(8)	2.02	%(10)(11)
Ratio of net investment income/(loss) to average net assets	(1.16	)%(10)(11)
Portfolio turnover rate	22	%(9)

Bank Borrowings:
Loan outstanding, end of period (000’s)	$193,500
Asset coverage for loan outstanding, end of period	332%

(1)	The Fund commenced operations on June 25, 2014, the date which its initial public offering shares were issued.
(2)	Initial public offering price of $20.00 per share less sales load of $0.90.
(3)	Calculated based on average shares outstanding.
(4)	Closing Price – New York Stock Exchange.
(5)	NAV return is calculated using the opening Net Asset Value of the Fund’s common stock on the first business day and the closing Net Asset Value of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(6)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(7)	Ratio of operating expenses to average net assets, before interest expense and before tax benefit (expense), was 1.73% for the period ended November 30, 2014.
(8)	Ratio of operating expenses to average net assets, before interest expense and after tax benefit (expense), was 1.73% for the period ended November 30, 2014.
(9)	Not annualized.
(10)	Annualized.
(11)	Ratio is calculated starting June 30, 2014 the date the Fund began accruing expenses.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2014

Note 1. Organization

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act, as amended (the “1940 Act”). The Fund was incorporated as a Maryland corporation on March 28, 2014. The Fund’s initial public offering was on June 25, 2014 and the Fund commenced investment operations on June 30, 2014. The Fund’s primary investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors (the “Board” or the “Directors”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) approved by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2014

securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”) generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage- backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2014

recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Investment Income and Return of Capital Estimates:

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the fiscal year ended November 30, 2014, the Fund estimated that 91% of the MLP distributions received would be treated as a return of capital.

D.	Federal and State Income Taxes:

Due to the fact that the Fund invests primarily in MLPs, it cannot qualify as a Regulated Investment Company under current tax laws. Thus, the Fund is treated as a regular corporation, or “C” corporation, for U.S. income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at statutory rates applicable to “C” corporations (currently at a maximum rate of 35%). The Fund may also be subject to a 20% alternative minimum tax to the extent that alternative minimum tax exceeds the Fund’s regular income tax liability. In addition, as a “C” corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs (state effective rate currently estimated at 1.71%, net of federal tax benefit). As a limited partner in the MLPs, the Fund includes its distributable share of the MLP’s taxable income in computing its own taxable income.

E.	Income Tax Accounting Policy:

The Fund applies ASC 740 (Accounting for income taxes) in computing the income tax provision. The Fund records deferred income taxes to reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, and (ii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based upon whether it is more likely than not that some portion or all of the deferred tax asset will not be

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2014

realized. The Fund considers all positive and negative factors in assessing any valuation allowance including the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. The Fund also accrues additional tax expense relating to uncertain tax positions and includes interest and penalty on such positions as a component of tax expense.

F.	Distributions to Shareholders

Distributions to shareholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach in amounts based on the Fund’s net cash flow received from portfolio investments, i.e. cash distributions received from the Fund’s investments in MLPs less expenses.

The estimated character of the distributions paid will either be a dividend (ordinary income eligible to be treated as qualified dividend income) or a return of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a return of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares (or decrease the realized loss). Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period. The Fund is unable to make a final determination as to the tax character of distributions until after the end of the calendar year when the Fund can determine earnings and profits for federal income tax purposes.

The Fund will inform the shareholder of the final tax character of its distributions on Form 1099-DIV in February 2015. For the tax year ended October 31, 2014, we currently estimate that 100% of the distributions were considered return of capital for federal income tax purposes.

G.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2014

H.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Alternative Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser supervises the Fund’s investment program and general operations of the Fund, including the Fund’s subadviser. As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 1.00% of the Fund’s average daily Managed Assets “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, constituting financial leverage).

B.	Subadviser

Duff & Phelps Investment Management Co. (“DPIM”), an indirect wholly-owned subsidiary of Virtus, is the subadviser for the Fund. The subadviser is responsible for the day-to-day portfolio management of the Fund. For its services, DPIM receives an annual fee, payable monthly from the Adviser, in an amount equal to 50% of the amount paid to the Adviser. No fee is paid to DPIM directly from the Fund.

C.	Administrator

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator to the Fund.

For the period ended November 30, 2014, the Fund incurred administration fees totaling $265 which are included in the Statement of Operations. A portion of those fees is paid to sub-administrators that also provide services to the Fund.

D.	Directors

For the period ended November 30, 2014, the Fund incurred Directors’ fees totaling $78 which are included in the Statement of Operations.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the period ended November 30, 2014, were as follows:

Purchases	Sales
$792,637	$118,982

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2014

There were no purchases or sales of long-term U.S. Government and agency securities for the period ended November 30, 2014.

Note 5. Income Tax Information

($ reported in thousands)

For accounting purposes, the Fund has a fiscal year ended November 30, 2014. For income tax purposes, the Fund has adopted a tax year ended October 31, 2014. Activity occurring during November of each fiscal year will be treated as deferred activity for financial statement purposes. The different fiscal versus tax year ends will likely produce timing differences between the financial and tax results.

The Fund’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Fund as of the tax year ended October 31, 2014. Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes. The Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.

The Fund’s income tax provision consists of the following as of November 30, 2014:

	Current tax expense (benefit)	Deferred tax expense (benefit)	Valuation Allowance expense (benefit)	Total tax expense (benefit)
Federal tax expense (benefit)	$—	$(12,275)	$12,275	$—
State tax expense (benefit)	—	(950)	950	—

Total tax expense (benefit)	$—	$(13,225)	$13,225	$—

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$12,608	35.00%
State income taxes, net of federal benefit	617	1.71
Effect of valuation allowance	(13,225)	(36.71)

Total income tax expense (benefit)	$—	0.00%

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2014

Components of the Fund’s net deferred tax asset (liability) as of November 30, 2014, are as follows:

Deferred tax asset:
Net unrealized depreciation on investments (tax basis)	$17,772
Net operating loss carryforward (tax basis)	1,050

Net deferred tax asset before valuation allowance	18,822

Deferred tax liability:
Deferred November gains (book basis)	(5,597)

Net deferred tax liability	(5,597)

Less: Valuation allowance	(13,225)

Net deferred tax asset (liability)	$—

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held, and to estimate their associated deferred tax benefit/liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/liability which may have a material impact on the Fund’s net asset value. Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards.

At tax year ended October 31, 2014, the Fund had federal net operating loss carryforwards of $2,859. The net operating loss can be carried forward for 20 years and would expire in the tax year ended October 31, 2035. The Fund has recorded a valuation allowance for $13,225 of the net deferred tax asset at November 30, 2014 as the Fund believes it is more likely than not that the asset will not be realized within the relevant carryforward period.

Since the Fund has not yet filed its tax return for the tax year ended October 31, 2014, the initial tax year is open for examination by tax jurisdictions. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

At November 30, 2014, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$691,777	$18,512	$(66,920)	$(48,408)

The differences between the book basis and tax basis of unrealized appreciation (depreciation) and the cost of investments is primarily attributable to MLP earnings and basis adjustments.

Kinder Morgan Transaction: On November 26, 2014, Kinder Morgan, Inc. acquired all outstanding shares of Kinder Morgan Energy Partners, L.P., Kinder Morgan Management, LLC, and El Paso Pipeline Partners, L.P. to become one publicly traded company. The Fund sold shares and participated in transactions that were taxable events resulting in a $15.5 million gain to the Fund.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2014

Note 6. Indemnifications

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Director has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 7. Capital Transactions

At November 30, 2014, the Fund had one class of common stock, par value $0.001 per share, of which 100,000,000 shares are authorized and 25,855,236 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the period ended November 30, 2014, there were no shares issued pursuant to the Plan.

On December 8, 2014, the Fund announced a distribution of $0.315 to shareholders of record on December 11, 2014. This distribution has an ex-dividend date of December 9, 2014, and is payable on December 18, 2014.

Note 8. Borrowings

($ reported in thousands)

The Fund has entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $250,000 (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 50% of the Commitment Amount is outstanding as a loan to the Fund. No commitment fees were paid and accrued for the period ended November 30, 2014. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent. The Agreement can also be converted into a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From July 25, 2014 (effective date of the loan agreement) to November 30, 2014, the average daily borrowings under the Agreement and the weighted daily average interest rate were $187,310 and 0.885%, respectively. At November 30, 2014, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$193,500	0.89%

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2014

Note 9. Credit Risk and Asset Concentrations

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not concentrate in the sector. The performance of the securities in the energy sector may lag the performance of other industries or the broader market as a whole.

The Fund borrows through its line of credit for the purpose of leveraging. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 10. Regulatory Exams

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively “the Company”) with securities and other laws and regulations affecting their registered products. There are currently no such matters which the Company believes will be material to these financial statements.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that no subsequent events require recognition or disclosure in these financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Directors and Shareholders of

Duff & Phelps Select Energy MLP Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Duff & Phelps Select Energy MLP Fund Inc. (the “Fund”) at November 30, 2014, and the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the period June 25, 2014 (commencement of operations) through November 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 20, 2015

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

TAX INFORMATION NOTICE (Unaudited)

NOVEMBER 30, 2014

For the fiscal period ended November 30, 2014, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates (“QDI”) applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

QDI	DRD
0%	0%

CERTIFICATION

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the Securities and Exchange Commission (“SEC”) on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

KEY INFORMATION

Virtus Duff & Phelps Select Energy MLP Fund Inc. Shareholder Relations: 1-866-270-7598

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

Many of you have questions about Duff & Phelps Select Energy MLP Fund Inc.’s reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7598. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

DIVIDEND REINVESTMENT PLAN

It is the policy of Duff & Phelps Select Energy MLP Fund Inc. (the “Fund”) to automatically reinvest distributions payable to holders (“Common Stockholders”) of the Fund’s shares of common stock, $0.001 par value (“Common Stock”). A “registered” Common Stockholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of Common Stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered Common Stockholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered Common Stockholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7598. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name. When a distribution is declared, nonparticipants in the Plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below.

If on the payable date of the distribution, the market price of the Fund’s Common Stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the participant in the open market, on the NYSE or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the Common Stock, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the SEC may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on such distributions. If you participate in the Plan, you will receive a Form 1099-DIV concerning the federal income tax status of distributions paid to you during the year.

As a participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each participant will pay a pro rata share of

DIVIDEND REINVESTMENT PLAN (Continued)

brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to Common Stockholders for such cash purchases. The Plan Administrator’s fee will be paid by the Fund. However, each participating Common Stockholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S. bank account. If a participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7598.

Common Stockholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7598. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7598.

For more information regarding the Plan, please contact the Plan Administrator at 1-866-270-7598 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS

The Board of Directors (the “Board”) of Duff & Phelps Select Energy MLP Fund Inc. (the “Fund”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Alternative Investment Advisers, Inc. (“VAIA”) and of the subadvisory agreement with Duff & Phelps Investment Management Co. (“DPIM”) (the “Subadvisory Agreement”) (together with the Advisory Agreement, the “Agreements”). At an in-person meeting held on May 20, 2014, the Board, including a majority of the Directors who are not interested persons of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the establishment of each Agreement, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VAIA and DPIM (the “Subadviser”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the approval of each of the Agreements would be in the best interests of the Fund and its shareholders.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Director may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VAIA and the Subadviser; (2) the performance of other comparable accounts managed by the Subadviser as compared to their appropriate peer group and appropriate index; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VAIA under the Advisory Agreement; (5) any “fall-out” benefits to VAIA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VAIA, the Subadviser or their affiliates from VAIA’s or the Subadviser’s relationship with the Fund); (6) the anticipated effect of growth in size on the Fund’s performance and expenses; (7) fees paid to VAIA and the Subadviser by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Directors received in advance of the meeting information in the form of questionnaires completed by VAIA and the Subadviser, each concerning a number of topics, including such company’s investment philosophy, resources, operations, and compliance structure. The Directors also received a presentation by VAIA’s and DPIM’s senior management personnel, during which among other items, DPIM’s investment process, investment strategies, personnel, compliance procedures, and the firm’s overall performance were reviewed and discussed. In considering the Agreement with VAIA, the Board considered VAIA’s process for supervising and managing the Fund’s subadviser, including (a) VAIA’s ability to select and monitor the subadviser; (b) VAIA’s ability to provide the services necessary to monitor the subadviser’s compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VAIA’s ability and willingness to identify instances in which the subadviser should be replaced and to carry out the required changes. The Directors also

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

considered: (a) the experience and capability of VAIA’s management and other personnel; (b) the financial condition of VAIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VAIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services to be provided by VAIA and its affiliates to the Fund; (e) VAIA’s supervision of the Fund’s other service providers; and (f) VAIA’s risk management processes. It was noted that an affiliate of VAIA serves as administrator to the Fund. The Board also took into account its knowledge of VAIA’s management and the quality of the performance of VAIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

With respect to the services to be provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV. With respect to the Subadvisory Agreement, the Board noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VAIA’s and the Subadviser’s management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information. In considering the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including the fact that the Subadviser was not currently involved in any regulatory actions, investigations, or material litigation.

After considering all of the information provided to them, the Directors concluded that the nature, extent and quality of the services to be provided by VAIA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Fund.

Investment Performance

Because the Fund had not yet commenced operations, the Board could not evaluate prior investment performance for the Fund. The Board requested and was satisfied with the investment performance of other accounts managed by the Subadviser, as compared with their peer group and appropriate index.

Management Fees and Total Expenses

The Board considered the fees proposed to be charged to the Fund for advisory services as well as the estimated total expense levels of the Fund. This information included comparisons of the Fund’s estimated net management fee and total expense level to those of its peer group (the “Expense Group”). The Board also noted that the subadvisory fee would be paid by VAIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VAIA after payment of the subadvisory fee. The Board also took into account the expected size of the Fund and the impact on expenses.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s expected fees and expenses. The Board took into account management’s discussion of the Fund’s expected expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board noted that the Fund’s net management fees were at the median and net total expenses were nominally above the median (0.04%) of the Expense Group.

Based on the level and type of services provided, the Board determined that the Fund’s proposed fees and expenses were reasonable. The Board concluded that the advisory and subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain pro forma information relating to profitability that had been provided by VAIA. In this regard, the Board considered information regarding the overall profitability of VAIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VAIA affiliate. In addition to the fees paid to VAIA and its affiliates, including the Subadviser, the Board considered other benefits derived by VAIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the pro forma profitability to VAIA and its affiliates from the Fund was reasonable in light of the quality of the services rendered to the Fund by VAIA and its affiliates.

In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by VAIA out of the fees that VAIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VAIA to the affiliated Subadviser, the Board noted that, because the Subadviser is an affiliate of VAIA, such profitability might be directly or indirectly shared by VAIA, and therefore the board considered the profitability of VAIA and the Subadviser together. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

Economies of Scale

The Board received and discussed information concerning whether VAIA realizes economies of scale as the Fund’s assets grow. The Board noted that due to the closed-end structure of the Fund, assets under management were unlikely to be able to grow through sales of the Fund’s shares. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the expected size of the Fund’s initial public offering. The Board concluded that no changes to the advisory fee structure of the Fund were necessary at this time. The Board noted that VAIA and the Fund may realize certain economies of scale if the assets of the Fund were to be materially higher than anticipated, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the current size of the Fund managed by the Subadviser, the Board concluded that the

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

potential for economies of scale in the Subadviser’s management of the Fund was not a material factor in the approval of the Subadvisory Agreement at this time.

Other Factors

The Board considered other benefits that may be realized by VAIA and the Subadviser and their respective affiliates from their relationships with the Fund. The Board noted that an affiliate of VAIA also provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VAIA, there are no other direct benefits to the Subadviser or VAIA in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios affiliated with the Fund or certain reputational benefits.

Conclusion

Based on all of the foregoing considerations, the Board determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Directors and officers of the Company as of November 30, 2014, is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling 1-866-270-7598.

The address of each individual, unless otherwise noted, is c/o Duff & Phelps Select Energy MLP Fund Inc., 100 Pearl Street, Hartford, CT 06103.

Disinterested Directors

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Philip R. McLoughlin YOB: 1946 Elected: 2014 Chairman 68 Portfolios	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); and Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management). Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1999), Virtus Mutual Fund Complex (46 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Thomas F. Mann YOB: 1950 Elected: 2014 7 Portfolios	Managing Director and Group Head Financial Institutions Group (2003 to 2012), Societe Generale Sales of Capital Market Solutions and Products. Founder, MannMaxx Management (since 2010); Trustee (since 2002), The Hatteras Funds (20 portfolios); Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios).
William R. Moyer YOB: 1944 Elected: 2014 7 Portfolios	Financial and Operations Principal (2006 to present), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (strategy consulting firm); Partner (2008 to 2010), Seacap Partners, LLC (investment management); and former Chief Financial Officer, Phoenix Investment Partners. Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios).
James M. Oates YOB: 1946 Elected: 2014 55 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Trustee (since 1987), Virtus Mutual Fund Complex (46 portfolios); Director (since 1996), Stifel Financial; Director (since 1998), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (2000 to 2014), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Chairman and Trustee (2005 to 2014), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios).

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Director

The individual listed below is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
George R. Aylward* Trustee and President YOB: 1964 Elected: 2014 66 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005). Trustee (since 2006), Virtus Mutual Funds (46 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios).

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Company Who Are Not Directors

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Senior Vice President since 2014.	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2014.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.
W. Patrick Bradley YOB: 1972	Vice President, Chief Financial Officer and Treasurer since 2014.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
William Renahan YOB: 1969	Vice President, Chief Legal Officer, Counsel and Secretary since 2014.	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated closed-end funds (since 2012);Vice President and Assistant Secretary of Duff & Phelps Global Utility Income Fund Inc. (since 2012); and Managing Director, Legg Mason, Inc. and predecessor firms (1999-2012).

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

101 Munson Street

Greenfield, MA 01301-9668

Board of Directors

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

James M. Oates

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Alternative Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

Bank of New York Mellon

1 Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2 Commerce Square Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services    1-866-270-7598

Web site                         www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7598.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7598

or closedendfunds@virtus.com

or visit Virtus.com.

8566	01-15

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William R. Moyer is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $4,500 for 2014. The Registrant was not operational in 2013.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $525 for 2014. The Registrant was not operational in 2013. Such audit-related fees include cross fund fees.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2014. The Registrant was not operational in 2013.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014. The Registrant was not operational in 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Duff & Phelps Select Energy MLP Fund Inc. (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. William Moyer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $427,962 for 2014. The Registrant was not operational in 2013.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Thomas F. Mann; Philip R. McLoughlin; William R. Moyer; and James M. Oates.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

POLICY REGARDING PROXY VOTING

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board “ refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.	“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.	“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

[1]	Funds include Virtus Alternative Solutions Trust, Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.	In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.	In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.	A Delegate shall generally vote against shareholder social matters proposals.

IV.	Delegation.

A.	In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.

The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.	With regard to each Fund for which there is a duly appointed Subadviser, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

V.	Conflicts of Interest.

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate.

C.	Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Board or the President of the Fund pursuant to section D of this Article.

D.	In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determinations at the next following meeting of the Board.

VI.	Miscellaneous.

A.	A copy of the current Policy with Respect to Proxy Voting and the voting records for each Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.	The Adviser shall present a report of any material deviations from this Policy at every regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund or such shareholders shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.	Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

D.	Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Duff & Phelps Investment Management Co. Portfolio Management Team

David D. Grumhaus, Jr.

David Grumhaus is a senior vice president and senior portfolio manager with Duff & Phelps’ utility equity team, and leads the firm’s master limited partnership effort. Prior to joining Duff & Phelps in 2014, Mr. Grumhaus served as a portfolio manager and director of research for Copia Capital, LLC. Previously, he was an investment banker for Goldman, Sachs & Co., as well as William Blair & Company, LLC.

Charles Georgas, CFA

Charles Georgas is a managing director at Duff & Phelps Investment Management, where he is responsible for analyzing midstream energy master limited partnerships (MLPs) and is co-portfolio manager of the Duff & Phelps Select Energy MLP Fund (DSE). Prior to joining Duff & Phelps in 2008, Mr. Georgas was a senior equity analyst covering the consumer sector for Marquis Investment Research. His investment experience includes eight years in the hedge fund.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2014, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
David D. Grumhaus, Jr.	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Charles Georgas	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, Euclid, Kayne, Newfleet and Newfound (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2014, beneficial ownership of shares of the Fund by Messrs. Grumhaus and Georgas are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David Grumhaus	$50,001-$100,000
Charles Georgas	$10,001-$50,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(a)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Select Energy MLP Fund Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	02/09/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	02/09/15

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer
(principal financial officer)

Date	02/09/15

*	Print the name and title of each signing officer under his or her signature.